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                                                                Exhibit 99(m)(2)

                                   SCHEDULE B
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                          (AMENDED AS OF MAY 13, 2005)

MONEY MARKET FUNDS

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury               JPMorgan 100% U.S. Treasury                Morgan                    0.10%
Securities Money Market Fund              Securities Money Market Fund
                                                                                    Reserve                    0.25%
JPMorgan California Municipal Money       JPMorgan California Tax Free Money         Morgan                    0.10%
Market Fund                               Market Fund
JPMorgan Federal Money Market Fund        JPMorgan Federal Money Market Fund         Morgan                    0.10%
                                                                                    Reserve                    0.25%
JPMorgan New York Municipal Money         JPMorgan New York Tax Free Money           Morgan                    0.10%
Market Fund                               Market Fund
                                                                                    Reserve                    0.25%
JPMorgan Prime Money Market Fund          JPMorgan Prime Money Market Fund          Reserve                    0.25%
                                                                                      Cash                     0.50%
                                                                                   Management
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Tax Free Money Market            JPMorgan Tax Free Money Market             Morgan                    0.10%
Fund                                      Fund
                                                                                    Reserve                    0.25%

EQUITY FUNDS

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Asia Equity Fund                 JPMorgan Fleming Asia Equity Fund         Class A                    0.25%
JPMorgan Capital Growth Fund              JPMorgan Capital Growth Fund              Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Disciplined Equity Fund          JPMorgan Disciplined Equity Fund          Class A                    0.25%
JPMorgan Diversified Fund                 JPMorgan Diversified Fund                 Class A                    0.25%

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Dynamic Small Cap Fund           JPMorgan Dynamic Small Cap Fund           Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Emerging Markets Equity          JPMorgan Fleming Emerging Markets         Class A                    0.25%
Fund                                      Equity Fund
                                                                                    Class B                    0.75%
JPMorgan Global Healthcare Fund           JPMorgan Global Healthcare Fund           Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Growth and Income Fund           JPMorgan Growth and Income Fund           Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan International Equity Fund        JPMorgan Fleming International Equity     Class A                    0.25%
                                          Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan International Growth Fund        JPMorgan Fleming International            Class A                    0.25%
                                          Growth Fund
                                                                                    Class B                    0.75%
JPMorgan International Opportunities      JPMorgan Fleming International            Class A                    0.25%
Fund                                      Opportunities Fund
                                                                                    Class B                    0.75%
JPMorgan International Small Cap          JPMorgan Fleming International Small      Class A                    0.25%
Equity Fund                               Cap Equity Fund
                                                                                    Class B                    0.75%
JPMorgan International Value Fund         JPMorgan Fleming International Value      Class A                    0.25%
                                          Fund
                                                                                    Class B                    0.75%
JPMorgan Intrepid America Fund            JPMorgan Intrepid America Fund            Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Intrepid Contrarian Fund         JPMorgan Intrepid Investor Fund           Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Intrepid European Fund           JPMorgan Fleming Intrepid European        Class A                    0.25%
                                          Fund
                                                                                    Class B                    0.75%

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class C                    0.75%
JPMorgan Intrepid Growth Fund             JPMorgan Intrepid Growth Fund             Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Intrepid Value Fund              JPMorgan Intrepid Value Fund              Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Japan Fund                       JPMorgan Fleming Japan Fund               Class A                    0.25%
                                                                                    Class B                    0.75%
JPMorgan Market Neutral Fund              JPMorgan Market Neutral Fund              Class A                    0.25%
                                                                                    Class B                    0.75%
JPMorgan Mid Cap Equity Fund              JPMorgan Mid Cap Equity Fund              Class A                    0.25%
                                                                                    Class B                    0.75%
JPMorgan Mid Cap Growth Fund              JPMorgan Mid Cap Growth Fund              Class A                    0.25%
                                                                                    Class B                    0.75%
JPMorgan Mid Cap Value Fund               JPMorgan Mid Cap Value Fund               Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Small Cap Equity Fund            JPMorgan Small Cap Equity Fund            Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Tax Aware International          JPMorgan Fleming Tax Aware                Class A                    0.25%
Opportunities Fund                        International Opportunities Fund
JPMorgan Tax Aware U.S. Equity            JPMorgan Tax Aware U.S. Equity            Class A                    0.25%
Fund                                      Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan U.S. Equity Fund                 JPMorgan U.S. Equity Fund                 Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Value Advantage Fund             N/A                                       Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Behavioral          Undiscovered Managers Behavioral          Class A                    0.25%
Growth Fund                               Growth Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
                                                                                    Investor                   0.35%
Undiscovered Managers Behavioral          Undiscovered Managers Behavioral          Class A                    0.25%
Value Fund                                Value Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
Undiscovered Managers REIT Fund           Undiscovered Managers REIT Fund           Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
Undiscovered Managers Small Cap           UM Small Cap Growth Fund                  Class A                    0.25%
Growth Fund

FIXED INCOME FUNDS

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund                        JPMorgan Bond Fund                        Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan California Tax Free Bond Fund    JPMorgan California Bond Fund             Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Enhanced Income Fund             JPMorgan Enhanced Income Fund             Class A                    0.25%
JPMorgan Global Strategic Income          JPMorgan Global Strategic Income          Class A                    0.25%
Fund                                      Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
                                                                                    Class M                    0.50%
JPMorgan Intermediate Tax Free Bond       JPMorgan Intermediate Tax Free            Class A                    0.25%
Fund                                      Income Fund
                                                                                    Class B                    0.75%

                                                                                                          DISTRIBUTION FEE
                                                                                                    (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                              FORMER NAME                             SHARE CLASS     ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class C                    0.75%
JPMorgan New Jersey Tax Free Bond         JPMorgan New Jersey Tax Free Income       Class A                    0.25%
Fund                                      Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan New York Tax Free Bond           JPMorgan New York Intermediate Tax        Class A                    0.25%
Fund                                      Free Income Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Real Return Fund                 N/A                                       Class A                    0.25%
                                                                                    Class C                    0.75%
JPMorgan Short Term Bond Fund             JPMorgan Short Term Bond Fund             Class A                    0.25%
JPMorgan Short Term Bond Fund II          JPMorgan Short Term Bond Fund II          Class A                    0.25%
                                                                                    Class M                    0.35%
JPMorgan Tax Aware Enhanced               JPMorgan Tax Aware Enhanced               Class A                    0.25%
Income Fund                               Income Fund
JPMorgan Tax Aware Real Income            JPMorgan Tax Aware Real Income            Class A                    0.25%
Fund                                      Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Tax Aware Real Return            N/A                                       Class A                    0.25%
Fund
                                                                                    Class C                    0.75%